UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

JAGGED PEAK ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-37995 (Commission File Number)	81-3943703 (I.R.S. Employer Identification Number)

1401 Lawrence St., Suite 1800
Denver, Colorado 80202

(720) 215-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	JAG	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On May 9, 2019, Jagged Peak Energy Inc. (the "Company") issued a press release announcing its operating and financial results for the first quarter ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2019, the Company held its annual meeting of stockholders in Houston, Texas (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were requested to: (i) elect three Class II directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2022 annual meeting of stockholders and until they are either re-elected or their successors are duly elected and qualified, (ii) to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, and (iii) to approve, on a non-binding advisory basis, the frequency (every one, two, or three years) of future advisory votes on the compensation of the Company's named executive officers. The final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2019, are as follows:

1.
Each Class II director that was up for re-election was elected to a term of three years to expire at the Company’s 2022 annual meeting of stockholders and until he is either re-elected or his successor is duly elected and qualified. Votes regarding the election of these directors were as follows:

Director	For	Withheld
James J. Kleckner	192,445,548	11,350,854
Michael C. Linn	177,238,990	26,557,412
Dheeraj Verma	190,489,313	13,307,089

2.	The compensation of the Company's named executive officers was approved on a non-binding advisory basis. The voting results were as follows:

For	Against	Abstain
203,468,905	306,209	21,288

3.	The frequency of future advisory votes on the compensation of the Company's named executive officers was approved as every one year on a non-binding advisory basis. The voting results were as follows:

One Year	Two Years	Three Years	Abstain
203,402,506	35,968	321,814	36,114

With respect to Proposal 3 and after consideration of the advisory vote of the Company's stockholders at the Annual Meeting, the Company’s Board of Directors has determined to hold the advisory stockholder vote on the compensation of the Company’s named executive officers on an annual basis.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued May 9, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK ENERGY INC.

Date:	May 9, 2019

		By:	/s/ Christopher I. Humber
		Name:	Christopher I. Humber
		Title:	Executive Vice President, General Counsel & Secretary

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